                                                     BYLAWS OF
                                                CVB FINANCIAL CORP.
                                            (a California corporation)

                                                     ARTICLE I

                                                      OFFICES

        Section 1.1  PRINCIPAL EXECUTIVE OFFICE.  The principal executive office of the corporation is hereby fixed
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and located at 12808 Central Avenue, Chino, California 91710.  The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another.

        Section 1.2  OTHER OFFICES.  Other business offices may at any time be established by the Board of Directors
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at any place or places where the corporation is qualified to do business.

                                                   ARTICLE II

                                             MEETINGS OF SHAREHOLDERS

        Section 2.1  PLACE OF MEETINGS.  All meetings of shareholders shall be held at the principal executive
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office of the corporation or at any other place within or outside the State of California as may be designated by the Board of Directors.

        Section 2.2  ANNUAL MEETINGS.
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             (a)  Time and Place.  The annual meeting of shareholders shall be held each year on a date and at a time
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designated by the Board of Directors.  The date so designated for the initial meeting shall be within fifteen
(15) months after the organization of the corporation, and the date so designated for each subsequent meeting shall be within fifteen (15) months after the last annual meeting.

             (b)  Business to be Transacted.  At the annual meetings, directors shall be elected, reports of the affairs
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of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

             (c)  Notice, Means.  Written notice of each annual meeting shall be given to each shareholder entitled to
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vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice.  If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.  If a shareholder gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

                  An affidavit of the mailing or other means of giving any notice of any shareholders meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.  Such affidavit shall be prima facie evidence of the giving of such notice.

             (d)  Notice, Time and Content.  All such notices shall be given to each shareholder entitled thereto not less
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than ten (10) days nor more than sixty (60) days before each annual meeting.  Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

       Such notices shall specify:

                (i)      the place, the date, and the hour of such meeting;

                (ii)     those matters which the board, at the time of the mailing of the notice, intends to present for action by the shareholders;

                (iii)    if directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

                (iv)     the general nature of a proposal, if any, to take action with respect to approval of, (a) a contract or other transaction with an interested director, (b) amendment of the articles of incorporation, (c) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, (d) voluntary dissolution of the corporation, or (e) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and,

                (v)      such other matters, if any, as may be expressly required by statute.

        Section 2.3  SPECIAL MEETINGS.
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             (a)  Calling of.  Special meetings of the shareholders, for the purpose of taking any action permitted by the
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shareholders under the General Corporation Law and the articles of incorporation of this corporation, may be called at any time by the chairman of the board, the president, the Board of Directors or by one or more shareholders holding not less than ten percent (10%) of the votes at the meeting.  A shareholder entitled to call a special meeting of shareholders for any proper purpose shall submit a request therefor in writing directed to the chairman of the board, president, vice president, or secretary.

             (b)  Time and Notice of.  Upon receipt of such request, the corporation forthwith shall cause notice to be
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given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, which time shall be not less than thirty-five (35) nor more than sixty (60) days after receipt of the request.  If such notice is not given within twenty (20) days after receipt of such request, the persons calling for the meeting may give notice thereof in the manner provided by these bylaws.  Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders.  In addition to the matters required by items (i) and, if applicable (iii) of Section 2.2(d), notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

        Section 2.4  QUORUM.  A majority of the shares entitled to vote, represented in person or by proxy, shall
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constitute a quorum for the transaction of business at a meeting of shareholders.  The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

        Section 2.5  ADJOURNED MEETING AND NOTICE THEREOF.  Any shareholders' meeting, annual or special, whether or
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not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat.  When any meeting of shareholders is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days in which case the Board of
Directors shall set a new record date.  For any adjourned meeting requiring notice, such notice shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of
Sections 2.2 and 2.3.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

        Section 2.6  VOTING.
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             (a)  Record Date.  Unless a record date for voting purposes be fixed as provided in Section 5.1 of Article V
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of these bylaws then, subject to the provisions of Sections 702 and 704 of the General Corporation Law of
California (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership), only persons in whose names shares entitled to vote standing on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting.

             (b)  Ballot.  The shareholders' vote may be oral or by ballot; provided, however, all elections for directors
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must be by ballot if demand for election by ballot is made by a shareholder at the meeting and before the voting begins.  If a quorum is present, except with respect to election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law of California or the articles of incorporation.

             (c)  At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been properly placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes.  If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit.  The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

        Section 2.7  VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.  The transactions of any meeting of
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shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes.  The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 2.2(d)(iv) of Article II, the waiver of notice or consent shall state the general nature of the proposal.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the General Corporation Law of the State of California to
be included in the notice but not so included, if such objection is expressly made at the meeting.

        Section 2.8  ACTION WITHOUT MEETING.
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             (a)  Action by Written Consent and Notice Thereof.  Any action which may be taken at any annual or special
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meeting of shareholders, including the election of directors, may be taken without a meeting and without prior notice of a consent in writing, setting forth the action so taken, is signed by the holders of outstanding share having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.  If the consents of all shareholders entitled to vote have been solicited in writing, and if the unanimous written consents of all shareholders have not been obtained, notice shall be given as provided herein.

                (i)  Notice shall be given of any proposed shareholder approval of, (a) a contract or other transaction with an interested director, (b) indemnification of an agent of the corporation as authorized by Section 3.16 of
Article III of these bylaws, (c) a reorganization of the corporation as defined in Section 181 of the General
Corporation Law of California, or (d) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any.  The notice referred to herein shall be given at least ten (10) days before the consummation of the action authorized by such approval.

                (ii)  Prompt notice of the taking of any other corporate action shall be given to those shareholders entitled to vote who have not consented in writing.  Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 2.2 of Article II of these bylaws.

             (b)  Election to Fill Vacancy.  In the case of an election to fill a vacancy on the Board of Directors which
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vacancy (1) was not created by removal or (2) has not been filled by the Board of Directors in accordance with
Section 3.5(b) of Article III of these Bylaws, a director may be elected to fill such vacancy by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors.
An election by the written consent of the shareholders to fill a vacancy created by removal may be made only by the unanimous written consent of the holders of all outstanding shares entitled to vote for the election of directors.

             (c)  Filing of Consents; Record Date.  All written consents of the shareholders shall be filed with the
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secretary of the corporation.  Unless, as provided in Section 5.1 of Article V of these bylaws, the Board of
Directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given.

             (d)  Revocation of Consent.  Any shareholder giving a written consent, or the shareholder's proxyholders, or
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a transferee of the shares of a personal representative of the shareholder or his respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter.  Such revocation shall be effective upon its receipt by the secretary of the corporation.

        Section 2.9  PROXIES.  Every person entitled to vote or execute consents shall have the right to do so
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either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation.  Any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before said proxy is voted and counted.  In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.  Unless otherwise provided in the proxy, no proxy shall be valid after the expiration of eleven (11)
months from the date of such proxy.

        Section 2.10  INSPECTORS OF ELECTION.
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             (a)  Appointment, Number.  In advance of any meeting of shareholders, the Board of Directors may appoint any
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persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof.  If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting.  The number of inspectors shall be either one (1) or three (3).  If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1)
or three (3) inspectors are to be appointed.

             (b)  Duties.  The duties of such inspectors shall be as prescribed by Section 707 of the General Corporation
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Law of California and shall include:  determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.  The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.  Any report or certificate made by the inspectors of election is prima facie evidence of the
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facts stated therein.

        Section 2.11  NOMINATIONS FOR DIRECTOR.  Nominations for election of members of the Board of Directors may be
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made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations, other than by the
Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws;
provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder.  Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee.

                  The first paragraph of this Section 2.11 shall be set forth in any notice of a shareholders'
meeting, whether pursuant to Section 2.2 or Section 2.3 of these bylaws, at which meeting the election of directors is to be considered.

                                                    ARTICLE III

                                                     DIRECTORS

        Section 3.1  POWERS.  Subject to any limitations of the articles of incorporation and of these bylaws and of
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the General Corporation Law of California requiring shareholder authorization or approval for a particular action, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.  The board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised, under the ultimate direction of the Board of Directors.

        Section 3.2  COMMITTEES.  By resolution adopted by a majority of the authorized number of directors, the
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board may designate an executive and other committees, each consisting of two or more directors, to serve at the pleasure of the board.  The provisions of this Article apply to committees of the Board of Directors and action by such committees, with such changes in the language of those provisions as are necessary to substitute the committee and its members for the board and its members.  The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.  The appointment of members or alternate members of a committee shall be made by the vote of a majority of the authorized number of directors.  Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by any two members thereof; otherwise, the provisions of these bylaws with respect to notice and conduct of meetings of the board shall govern.  Any such committee, to the extent provided in a resolution of the board, shall have all of the authority of the board, except with respect to:

                  (i)  the approval of any action for which the General Corporation Law of California or the articles of incorporation also require shareholder approval;

                 (ii)  the filling of vacancies on the board or in any committee;

                (iii)  the fixing of compensation of the directors for serving on the board or on any committee;

                 (iv)  the adoption, amendment or repeal of bylaws;

                  (v)  the amendment or repeal of any resolution of the board which by its express terms is not so amendable or repealable;

                 (vi)  any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the board; and

                (vii)  the appointment of other committees of the board or the members thereof.

        Section 3.3  NUMBER OF DIRECTORS.
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             (a)  The authorized number of directors shall be not less than 7 nor more than 13.  The exact number of directors shall be fixed from time to time, within the limits specified in this subsection, by an amendment of subsection (b) of this section adopted by the Board of Directors.

             (b)  The exact number of directors shall be 8 until changed as provided in subsection (a) of this section.

             (c)  The maximum or minimum authorized number of directors may only be changed by an amendment of this section approved by the vote or written consent of a majority of the outstanding shares entitled to vote;
provided, however, that an amendment reducing the minimum number to a number less than 5 shall not be adopted if the votes cast against its adoption at a meeting (or the shares not consenting in the case of action by written consent) exceed 16-2/3% of such outstanding shares; and provided further, that in no case shall the stated
maximum authorized number of directors exceed two times the stated minimum number of authorized directors minus one.

        Section 3.4  ELECTION AND TERM OF OFFICE.  The directors shall be elected at each annual meeting of
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shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose.  All directors shall hold office until the next annual meeting of the shareholders and until his successor is elected and qualified, subject to the General Corporation Law of California and the provisions of these bylaws with respect to vacancies on the board.

        Section 3.5  VACANCIES.
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             (a)  When a Vacancy Exists.  A vacancy in the Board of Directors exists whenever any authorized position of
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director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors or otherwise.

             (b)  Filling of Vacancies by Directors.  Vacancies in the Board of Directors, except for a vacancy created by
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the removal of a director (see Section 3.5(c)) may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of shareholders.  If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors (or the shareholders)
may elect a successor to take office when the resignation becomes effective.

             (c)  Filling of Vacancies by Shareholders.  The shareholders may a elect a director or directors at any time
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to fill any vacancy or vacancies not filled by the directors.  Except for an election to fill a vacancy created by the removal of a director, any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote for the election of directors.  A vacancy in the Board of
Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote for the election of directors represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the holders of all of the outstanding shares entitled to vote for the election of directors.

             (d)  Removal for Cause.  The Board of Directors may declare vacant the office of a director who has been
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declared of unsound mind by an order of court or convicted of a felony.

             (e)  Removal without Cause.  Any or all of the directors may be removed without cause if such removal is
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approved by a majority of the outstanding shares entitled to vote; provided, however, that no director may be removed (unless the entire Board of Directors is removed) whenever the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of his most recent election were then being elected.

             (f)  Resignation.  Any director may resign effective upon giving written notice to the chairman of the board,
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the president, the secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation.  If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

             (g)  When Reduction in Number Effective.  No reduction of the authorized number of directors shall have the
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effect of removing any director prior to the expiration of his term of office.

        Section 3.6  PLACE OF MEETING.  Regular meetings of the Board of Directors shall be held at any place within
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or without the State of California which has been designated from time to time by resolution of the board.  In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the board may be held either at a place so designated or at the principal executive office.

        Section 3.7  ANNUAL MEETING.  Immediately following each annual meeting of shareholders the Board of
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Directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers, and the transaction of other business.  Call and notice of such meetings are hereby dispensed with.

        Section 3.8  OTHER REGULAR MEETINGS.  Other regular meetings of the Board of Directors shall be held at such
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day and hour as shall be fixed from time to time by the Board of Directors by resolution or in the bylaws.  If such day falls upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day.  Notice of all such regular meetings of the Board of Directors is hereby dispensed with.

        Section 3.9  SPECIAL MEETINGS.  Special meetings of the Board of Directors for any purpose or purposes shall
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be called at any time by the chairman of the board, the president, any vice president, the secretary or by any two directors.  Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, or by telegraph or mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records or if not readily ascertainable, at the place at which the meetings of the directors are regularly held.  In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal executive officer of the corporation is located at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered, personally or by telephone, as above provided, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting.  Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such director.  Any notice shall state the date, place and hour of the meeting.

        Section 3.10  ACTION WITHOUT MEETING.  Any action by the Board of Directors may be taken without a meeting if
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all members of the board shall individually or collectively consent in writing to such action.  Such written consent or consents shall be filed with the minutes of the proceedings of the board and shall have the same force and effect as a unanimous vote of such directors.

        Section 3.11  ACTION AT A MEETING; QUORUM AND REQUIRED VOTE.  Presence of a majority of the authorized number
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of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business.
Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.  Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the articles of incorporation, or by these bylaws.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

        Section 3.12  VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.  The transactions of any meeting of the
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Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 3.13  WAIVER OF NOTICE BY ATTENDANCE.  Attendance of a director at any meeting shall constitute a
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waiver of notice of such meeting, unless a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called, noticed, or convened.

        Section 3.14  ADJOURNMENT.  A majority of the directors present, whether or not a quorum is present, may
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adjourn any meeting to another time and place.  If the meeting is adjourned for more than 24 hours, written notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

        Section 3.15  FEES AND COMPENSATION.  Directors and members of committees may receive such compensation, if
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any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board.

        Section 3.16  INDEMNIFICATION OF CORPORATE AGENTS.  The corporation may indemnify each of its agents against
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expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person having been made or having been threatened to be made a party to a proceeding to the fullest extent possible by the provisions of Section 317 of the General Corporation Law of California and the corporation may advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by Section 317(f).  The terms "agent," "proceeding" and "expense" made in this Section 3.16 shall have the same meaning as such terms in said Section 317.

        Section 3.17  TRANSACTIONS BETWEEN CORPORATIONS AND DIRECTORS.
                      -----------------------------------------------

             (a)  No contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more of its directors has a material financial interest, is either void or voidable because such director or directors or such other corporation, firm or association are parties or because such director or directors are present at the meeting of the board or a committee thereof which authorizes, approves or ratifies the contract or transaction, if

                (1)  the material facts as to the transaction and as to such director's interest are fully disclosed or known to the shareholders and such contract or transaction is approved in good faith by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders, with the shares owned by the interested director or directors not being entitled to vote thereon;

                (2)  the material facts as to the transaction and as to such director's interest are fully disclosed or known to the board or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors and the contract or transaction is just and reasonable as to the corporation at the time it is authorized, approved or ratified; or

                (3)  as to contracts or transactions not approved as provided in paragraph (a) or (b) of this subdivision, the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the corporation at the time it was authorized, approved or ratified.

             (b)  No contract or other transaction between a corporation and any corporation or association of which one or more of its directors are directors is either void or voidable because such director or directors are present at the meeting of the board or a committee thereof which authorizes, approves or ratifies the contract or transaction, if

                (1)  The material facts as to the transaction and as to such director's other directorship are fully disclosed or known to the board or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the common director or directors or the contract or transaction is approved by the shareholders (Section 153) of the General Corporation
Law in good faith, or

                (2)  As to contracts or other transactions not approved as provided in paragraph (1) of this subdivision the contract or transaction is just and reasonable as to the corporation at the time it is authorized, approved or ratified.

          This subsection (b) does not apply to contracts or transactions covered by subsection (a).

             (c)  A mere common directorship does not constitute a material financial interest within the meaning of subsection (a) of this Section 3.17.  A director is not interested within the meaning of subsection (a) of this
Section 3.17 in a resolution fixing the compensation of another director as a director, officer or employee of the corporation, notwithstanding the fact that the first director is also receiving compensation from the corporation.

             (d)  Interested or common directors may be counted in determining the presence of a quorum at a meeting of the board or a committee thereof which authorizes, approves or ratifies a contract or transaction.

                                                    ARTICLE IV

                                                     OFFICERS

        Section 4.1  OFFICERS.  The officers of the corporation shall be a president, a secretary and a chief
                     --------
financial officer.  The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 4.3 of this article.  Any number of offices may be held by the same person.

        Section 4.2  ELECTION.  The officers of the corporation, except such officers as may be appointed in
                     --------
accordance with the provisions of Section 4.3 or Section 4.5 of this article, shall be chosen annually by the
Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

        Section 4.3  SUBORDINATE OFFICERS, ETC.  The Board of Directors may appoint, and may empower the chairman of
                     -------------------------
the board, if there be such an officer, or the president, to appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the Board of Directors may from time to time determine.  Any appointment of an officer shall be evidenced by a written instrument filed with the secretary of the corporation and maintained with the corporate records.

        Section 4.4  REMOVAL AND RESIGNATION.  Subject, in each case, to the rights, if any, of an officer under any
                     -----------------------
contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

        Any officer may resign at any time by giving written notice to the Board of Directors or to the president or to the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 4.5  VACANCIES.  A vacancy in any office because of death, resignation, removal, disqualification or
                     ---------
any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

        Section 4.6  CHAIRMAN OF THE BOARD.  The chairman of the board, if there shall be such an officer, shall, if
                     ---------------------
present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these bylaws.

        Section 4.7  PRESIDENT.  Subject to such supervisory powers, if any, as may be given by the Board of
                     ---------
Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation.  He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors.  He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of
Directors or the bylaws.

        Section 4.8  VICE PRESIDENT.  In the absence or disability of the president, the vice presidents, if any, in
                     --------------
order of their rank as fixed by the Board of Directors or, if not ranked, the vice president designated by the
Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of
Directors or these bylaws, or as the chief executive officer may from time to time delegate.

        Section 4.9  SECRETARY.
                     ---------

             (a)  Corporate Records.  The secretary shall keep or cause to be kept, at the principal executive office and
                  -----------------
such other place as the Board of Directors may direct, the seal of the corporation, copies of the articles of incorporation and bylaws of the corporation, a book of minutes of actions taken at all meetings of shareholders, the Board and committees of the Board with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

             (b)  Share Register.  The secretary shall keep, or cause to be kept, at the principal executive office or at
                  --------------
the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

             (c)  Other Duties.  The secretary shall give, or cause to be given, notice of all the meetings of the
                  ------------
shareholders and of the Board of Directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the bylaws.

        Section 4.10  CHIEF FINANCIAL OFFICER.
                      -----------------------

             (a)  Books of Account.  The chief financial officer of the corporation shall keep and maintain, or cause to
                  ----------------
be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports as are by law or these bylaws required to be sent to them. The books of account shall at all reasonable times be open to inspection by any director.

             (b)  Other Duties.  The chief financial officer shall deposit all monies and other valuables in the name and
                  ------------
to the credit of the corporation with such depositaries as may be designated by the Board of Directors.  The chief financial officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.

                                                     ARTICLE V

                                             GENERAL CORPORATE MATTERS

        Section 5.1  RECORD DATE.
                     -----------

             (a)  When Fixed by Board.  The Board of Directors may fix a time in the future as a record date for the
                  -------------------
determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares.  The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, nor more than sixty (60) days prior to any other event for the purposes of which it is fixed.  When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation or these bylaws.

             (b)  When Not Fixed by Board.  In the event no record date is fixed by the Board of Directors:
                  -----------------------
                (1)  The record date for determining the shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                (2)  The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

                (3)  The record date for determining shareholders for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

        Section 5.2  INSPECTION OF CORPORATE RECORDS.
                     -------------------------------

             (a)  By Shareholders.  The accounting books and records, the record of shareholders, and minutes of
                  ---------------
proceedings of the shareholders and the board and committees of the board of this corporation and any subsidiary of this corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate.  Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

             (b)  By Directors.  Every director shall have the absolute right at any reasonable time to inspect and copy
                  ------------
all books, records and documents of every kind and to inspect the physical properties of the corporation.  Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

        Section 5.3  MAINTENANCE AND INSPECTION OF BYLAWS.  The corporation shall keep at its principal executive
                     ------------------------------------
office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the
Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

        Section 5.4  ANNUAL AND OTHER REPORTS.  The Board of Directors of the Corporation shall cause an annual
                      ------------------------
report to be sent to the shareholders at least fifteen (15) days prior to the Annual Meeting of shareholders but not later than one hundred twenty (120) days after the close of the fiscal year in accordance with the provisions of the General Corporation Law.

        Section 5.5  CHECKS, DRAFTS, ETC.  All checks, drafts or other orders for payment of money, notes or other
                     --------------------
evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

        Section 5.6  CONTRACTS, ETC., HOW EXECUTED.  The Board of Directors, except as in the bylaws otherwise
                     -----------------------------
provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

        Section 5.7  CERTIFICATE FOR SHARES.  Every holder of shares in the corporation shall be entitled to have a
                     ----------------------
certificate signed in the name of the corporation by the chairman or vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder.
Any of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

        Section 5.8  LOST, STOLEN OR DESTROYED CERTIFICATES.  No new certificates for shares shall be issued to
                     --------------------------------------
replace an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that the Board of Directors or the president and the vice president may, however, in case any certificate for shares is lost, stolen, mutilated or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions, including reasonable indemnification of the Corporation, as the Board of Directors or
the President or the Vice President shall determine.  In the event of the issuance of a new certificate, the rights and liabilities of the Corporation, and of the holders of the old and new certificates, shall be governed by the relevant provisions of the California Commercial Code.

        Section 5.9  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The chairman of the board, president or any
                     ----------------------------------------------
vice president, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation.  The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by these officers.

        Section 5.10  CONSTRUCTION AND DEFINITIONS.  Unless the context otherwise requires, the general provisions,
                      ----------------------------
rules of construction and definitions contained in the General Corporation Law of California shall govern the construction of these bylaws.  Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                                    ARTICLE VI

                                                    AMENDMENTS

        Section 6.1  POWER OF SHAREHOLDERS.  New bylaws may be adopted or these bylaws may be amended or repealed by
                     ---------------------
the affirmative vote or written consent of a majority of the outstanding shares entitled to vote thereon, except as otherwise provided by law or by the articles of incorporation.

        Section 6.2  POWER OF DIRECTORS.  Subject to the right of shareholders as provided in Section 6.1 of this
                     ------------------
Article VI to adopt, amend or repeal bylaws, bylaws may be adopted, amended or repealed by the Board of Directors provided, however, that the Board of Directors may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the articles of incorporation or in Section 3.2 of Article III of these bylaws.

                                             CERTIFICATE OF SECRETARY

                  I, the undersigned, do hereby certify:

                  1.  That I am the duly elected and acting secretary of CVB Financial Corp., a California corporation; and

                  2.  That the foregoing bylaws, comprising 23 pages, including this page, constitute the bylaws of said corporation as duly adopted by action of the Board of Directors of the corporation duly taken on
June 17, 1981.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 17th day of June, 1981.

                                                                                   /s/ Robert Littejohn
                                                                                ----------------------------------
                                                                                        Robert Littejohn

                                        CERTIFICATE OF AMENDMENT OF BYLAWS

                  The undersigned, Tina Schaefer, does hereby certify:

                  1.  That, she is, and has been, at all times hereinmentioned, the duly elected and acting
Secretary of CVB Financial Corp., a California Corporation.

                  2.  That, Section 2.11 of the Bylaws of the Corporation is amended in its entirety to read as follows:

                           "Section 2.11  NOMINATIONS FOR DIRECTOR.  Nominations for election of members of the
                                          ------------------------
         Board of Directors may be made by the Board of the Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of Directors.  Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee: (b)
         the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder.  Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee.

                           The first paragraph of this Section 2.11 shall be set forth in any notice of a shareholders' meeting, whether pursuant to Section 2.2 or Section 2.3 of these bylaws, at which meeting the election of directors is to be considered."

                  3.  That, at a meeting of the Board of Directors of said Corporation, duly held at Chino,
California, on May 14, 1984, the foregoing amendment of the Bylaws of the Corporation was duly adopted and approved.

/s/ Tina Schaefer
---------------------------------
Tina Schaefer, Secretary

                                              SECRETARY'S CERTIFICATE

                           I do hereby certify that I am the duly elected and acting Secretary of CVB Financial
Corp. and that the following is a true and correct copy of a resolution amending the Bylaws of the Company adopted with a quorum present at a special meeting of the Board of Directors held on the 13th day of May, 1985:

                           "BE IT HEREBY RESOLVED, that Section 3.3(b) (Number of Directors.) of the Bylaws of
                           CVB Financial Corp. be, and the same hereby is, amended to read verbatim as follows:
                                    `Section 3.3(b).  The exact number of directors shall be seven (7) until changed as provided in subsection (a) of this section."

                           The foregoing resolution is presently in full force and effect and has not been revoked or rescinded as of the date hereof.

                           IN WITNESS WHEREOF, I have hereupon set the seal of this corporation this 13th day of
May, 1985.

                                                                /s/ Tina Schaefer
                                                                -----------------------------------------
                                                                Tina Schaefer

                                              SECRETARY'S CERTIFICATE

                                                  Bylaw Amendment

                           I, the undersigned, do hereby certify:

                           1.  That I am the duly elected and acting Secretary of CVB FINANCIAL CORP., a
California Corporation (the "Company"); and

                           2.  That the following is a true and correct copy of resolutions amending the
Bylaws of the Company adopted with a quorum at a special meeting of the Board of Directors of the Company held on the 22nd day of February, 1988:

                  WHEREAS, California has recently enacted significant amendments to the General Corporation Law that permit, among other things, corporations to include in their Articles of Incorporation provisions that would eliminate or limit the personal liability of a director for monetary damages in an action brought by or in the right of the corporation for breach of the director's duty to the corporation and its shareholders as well as permit more extensive indemnification of corporate directors, officers and agents;

                  WHEREAS, the Board of Directors has adopted, subject to shareholder and regulatory approval, certain amendments to the Articles of Incorporation to implement these new provisions of the General
         Corporation Law; and

                  WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Company, subject to shareholder and regulatory approval of the aforementioned amendments to the Articles of
         Incorporation, to adopt certain amendments to the Bylaws to implement these new provisions of the
         General Corporation Law.

                  NOW, THEREFORE, BE IT HEREBY RESOLVED, subject to shareholder and regulatory approval of the aforementioned amendments to the Articles of Incorporation, that ARTICLE III, Section 3.16 of the Bylaws of the Company entitled "INDEMNIFICATION OF CORPORATE AGENTS" be, and it hereby is, deleted; and

                  BE IT FURTHER RESOLVED, subject to shareholder and regulatory approval of the aforementioned amendments to the Articles of Incorporation, that the Bylaws of the Company be, and they hereby are, amended to add the following new ARTICLE VII, which provides in its entirety as follows:

                                                   ARTICLE VII

                               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
                                                   OTHER AGENTS

                Section 7.1  PERMISSIVE INDEMNIFICATION.  The corporation shall have the power, to the extent and in the
                             --------------------------
         manner permitted by the California Corporations Code (the "Code"), to indemnify each of its directors, officers, employees and agents against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding
         (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this ARTICLE VII, an "employee" or "agent" of the corporation includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of the corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

                Section 7.2  PAYMENT OF EXPENSES IN ADVANCE.  Expenses incurred in defending any civil or criminal action or
                             ------------------------------
         proceeding for which indemnification is permitted pursuant to Section 7.1 following authorization thereof by the Board of Directors, may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this ARTICLE VII.

                Section 7.3  INDEMNITY NOT EXCLUSIVE.  The indemnification provided by this ARTICLE VII shall not be deemed
                             -----------------------
         exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Articles of Incorporation.

                Section 7.4  INSURANCE INDEMNIFICATION.  The corporation shall have the power to purchase and maintain
                             -------------------------
         insurance on behalf of any person who is or was an agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE VII.

                Section 7.5  CONFLICTS.  No indemnification or advance shall be made under this ARTICLE VII, except where
                             ---------
         such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

                     (1)  That it would be inconsistent with a provision of the Articles of Incorporation, these bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                     (2)  That it would be inconsistent with any condition expressly imposed by a court in approving a settlement."

                  I certify that the foregoing is true and correct to the best of my knowledge.

                  Executed this 22nd day of February, 1988.

                                                /s/ Tina Schaefer
                                                --------------------------------------------

                                                Tina Schaefer, Secretary